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                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
                  of the Securities Act of 1934

  Date of Report (Date of earliest event reported) August 6, 1996
                                                   --------------
                 COSTA RICA INTERNATIONAL, INC.
        formerly known as QUANTUM LEARNING SYSTEMS, INC.
     (Exact Name of Registrant as specified in its charter)


    NEVADA                     0-18222                  87-0432572
(State or other              (Commission              (IRS Employer
 jurisdiction                File Number)           Identification No.)
of incorporation)


                    Suite 301, 2525 S.W. Ave.
                      Miami, Florida 33129
       (Address of principal executive offices, zip code)


                        (305) 365-5820
      (Registrant's telephone number, including area code)


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                            FORM 8-K
                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
                  of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          See Item 5 below

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS
          At a shareholders meeting held on August 5, 1996, the Registrant's shareholders approved the definitive agreement to acquire 100% of Corporacion Pipasa, S.A. ("Pipasa"), a Costa Rican private company, in a tax-free exchange. The Registrant will issue an aggregate of 25,600,000 of its common shares to the shareholders of Pipasa at such time as the listing based upon the proposed change in control is approved by the appropriate regulatory authorities. Initially, the Registrant plans to acquire approximately 65% of Pipasa in exchange for approximately 16,640,000 of its common shares. The remaining approximately 35% of Pipasa is expected to be acquired within the next twelve months. The Registrant's shareholders at this same meeting authorized an increase in its authorized common shares to 60,000,000, which gives sufficient additional common shares to complete the transactions.

          The shareholders of the Registrant have elected the following individuals as its Board of Directors:
                      Calixto Chaves Zamora
                     Oscar Barahona Streber
                     Federico Vargas Peralta
                     Jorge M. Quesada Chaves
                         Luis J. Lauredo
                       Alfred E. Smith, IV
                        James K. Isenhour
          In additional, Calixto Chaves Zamora has been elected the Chairman and Chief Executive Officer of the Registrant. Monica Chaves Zamora has been elected the Secretary of the Registrant.

          The Registrant plans to dispose of all current operations of the Registrant contemporaneously with the completion of the acquisition of Pipasa and in such manner as to estoppel any contingent liability.
          Finally, the name of the Registrant has been changed to Costa Rica International, Inc.


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          The Registrant's main line of
          business, through Pipasa, will be the production and marketing of poultry products.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.
          Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable



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                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          QUANTUM LEARNING SYSTEMS, INC.


                          By: /s/ Calixto Chaves Zamora
                             ---------------------------------
                              Calixto Chaves Zamora
                              Chairman

Dated: August 6, 1996